Exhibit 10.44

First Amendment

to the

REINSURANCE POOLING AGREEMENT

AMENDED AND RESTATED

As of January 1, 2008

This First Amendment (“First Amendment”) to the Reinsurance Pooling Agreement Amended and Restated as of January 1, 2008 (the “2008 Pooling Agreement”) is entered into as of July 1, 2008, by and among State Automobile Mutual Insurance Company (“State Auto Mutual”), State Auto Property & Casualty Insurance Company (“State Auto P&C”), Milbank Insurance Company (“Milbank”), State Auto Insurance Company of Wisconsin (“SA WI”), Farmers Casualty Insurance Company (“Farmers Casualty”), State Auto Insurance Company of Ohio (“SA OH”), State Auto Florida Insurance Company (“SA FL”), Meridian Security Insurance Company (“Meridian Security”), Meridian Citizens Mutual Insurance Company (“Meridian Citizens Mutual”), Patrons Mutual Insurance Company of Connecticut (“Patrons”), Litchfield Mutual Fire Insurance Company (“Litchfield”) and Beacon National Insurance Company (“Beacon”). State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Patrons, Litchfield and Beacon are herein collectively referred to as the “Pooled Companies” or “State Auto” and individually as a “Pooled Company.” This First Amendment shall become effective and operative as set forth in Section 6 of this First Amendment.

Background Information

The Property Catastrophe Overlying Excess of Loss Reinsurance Contract between State Auto P&C and the other Pooled Companies is referred to in the 2008 Pooling Agreement as the “State Auto P&C Catastrophe Assumption Agreement.” The Property Catastrophe Overlying Excess of Loss Reinsurance Contract expired by its terms on July 1, 2008 and was not renewed by the parties. Therefore, with this First Amendment, the Pooled Companies desire to amend the 2008 Pooling Agreement to delete all references related to the State Auto P&C Catastrophe Assumption Agreement.

In response to a recommendation from each of their Independent Committees, the Boards of Directors of State Auto Mutual and State Auto Financial Corporation have each approved this First Amendment.

Statement of Agreement

In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the Pooled Companies agree to amend the 2008 Pooling Agreement as follows:

1. Capitalized terms used in this First Amendment (including the Background Information) which are not otherwise defined herein shall be defined as in the 2008 Pooling Agreement, and those definitions shall apply in this First Amendment.

2. In Section 1 of the 2008 Pooling Agreement, paragraphs (f), (g) and (h) are hereby deleted.

3. In Section 7 of the 2008 Pooling Agreement, paragraph (a) is hereby amended by deleting the parenthetical phrase “(except for catastrophe reinsurance ceded by any State Auto Insurance Ceding Company to the State Auto P&C Catastrophe Assumption Agreement)”.

4. In Section 7 of the 2008 Pooling Agreement, paragraphs (b) through (k) are hereby amended by deleting the parenthetical phrase “(except for the State Auto P&C Catastrophe Assumption Agreement)”.

5. Section 10 of the 2008 Pooling Agreement is hereby amended and restated in its entirety to read as follows:

“All premiums, losses, loss expenses, underwriting expenses and administrative expenses attributable to the State Auto Mutual Reinsurance Book are outside the 2008 Pooling Agreement, as amended from time to time. In addition, this 2008 Pooling Agreement, as amended from time to time, is subject to the Reserve Guaranty Agreement.”

6. This First Amendment shall be effective as of 12:01 a.m. Columbus, Ohio time, on July 1, 2008. Notwithstanding the foregoing, this First Amendment shall only become operative if and when it has been approved, or deemed approved, by all insurance regulators whose approval is necessary to implement the terms of this First Amendment.

7. This document is an amendment to the 2008 Pooling Agreement, and in the event of any inconsistencies between the provisions of the 2008 Pooling Agreement and this First Amendment, the provisions of this First Amendment shall control. Except as expressly amended herein, the 2008 Pooling Agreement shall continue in full force and effect for the balance of the term thereof.

IN WITNESS WHEREOF, the parties hereto have entered into this First Amendment as of the date set forth above.

State Automobile Mutual Insurance Company

State Auto Property & Casualty Insurance Company

Milbank Insurance Company

State Auto Insurance Company of Wisconsin

Farmers Casualty Insurance Company

State Auto Insurance Company of Ohio

State Auto Florida Insurance Company

Meridian Security Insurance Company

Meridian Citizens Mutual Insurance Company

Beacon National Insurance Company

Patrons Mutual Insurance Company of Connecticut

Litchfield Mutual Fire Insurance Company

Attest

/s/ James A. Yano	By:	/s/ Robert P. Restrepo, Jr.
James A. Yano, Secretary		Robert P. Restrepo, Jr., President